                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date Of Report (Date Of Earliest Event Reported):  March 22, 2000


                               VIRATA CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)


           DELAWARE                           000-28157                           77-0521696
(State Or Other Jurisdiction Of        (Commission File Number)        (IRS Employer Identification No.)
         Incorporation)


                        2933 BUNKER HILL LANE, SUITE 201
                         SANTA CLARA, CALIFORNIA  95054
              (Address Of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000
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Item 5.  Other Events.
-------  -------------

     On March 22, 2000, Virata Corporation, a Delaware corporation (the "Registrant"), announced that it had entered into a Share Purchase Agreement (the "Purchase Agreement"), under which the Registrant will acquire all of the shares of Inverness Systems Ltd., an Israeli company ("Inverness"), from its shareholders (the "Inverness Shareholders"), in a stock for stock transaction. The transaction will be accounted for under the purchase method of accounting. A copy of the Purchase Agreement is attached hereto as Exhibit 2.1.

     Upon the closing of the transaction, holders of Inverness common and preferred stock will receive approximately 0.52 shares of the Registrant's common stock in exchange for each Inverness share held, subject to the terms of the escrow agreement referenced in the Purchase Agreement. A portion of the Registrant's shares issuable pursuant to the Purchase Agreement will be subject to the terms of the registration rights agreement referenced in the Purchase Agreement. The aggregate number of the Registrant's shares to be issued to the Inverness Shareholders (including options assumed by the Registrant) will be approximately 850,000 shares, subject to adjustment as provided in the Purchase Agreement.

     The transaction is subject to certain conditions precedent described in the Purchase Agreement, including, without limitation, compliance with applicable regulatory requirements. The transaction is expected to close during April, 2000. A copy of the press release announcing the signing of the Purchase Agreement is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5.


Item 7.    Financial Statements, Pro Forma and Exhibits.
---------  ---------------------------------------------

(c)    Exhibits

       Exhibit No.      Description
       -----------      -----------
       2.1              Purchase Agreement dated as of March 21, 2000 among
                        Registrant and the Inverness Shareholders

       99.1             Press Release issued March 22, 2000

                                       2
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of April 3, 2000

                              VIRATA CORPORATION


                              By: /s/ Andrew M. Vought
                                  --------------------
                                  Andrew Vought
                                  Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


                                                                 Sequentially
                                                                   Numbered
Exhibit No.   Description                                            Page
-----------   ------------------------------------------------   ------------
2.1           Purchase Agreement dated as of March 21, 2000
              among Registrant and the Inverness Shareholders.

99.1          Press Release issued March 22, 2000.

                                       4